Exhibit 99.1

CERTIFICATION

Certification of Chief Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350

     In connection with the Annual Report of Scope Industries (the “Company”) on Form 10-K for the year ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Meyer Luskin, Chief Executive Officer of the Company, certify, pursuant to 18, U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation and cash flows of the Company, and for, the periods presented in this Report.

Dated: September 26, 2002

/s/ Meyer Luskin Meyer Luskin President & Chief Executive Officer

     The foregoing certification is being furnished solely pursuant to Section 906 of the Act and is not being filed as part of the Report or as a separate document.

CERTIFICATIONS

PRINCIPAL EXECUTIVE OFFICER'S CERTIFICATION:

I, Meyer Luskin, certify that:

     1.  I have reviewed this annual report on Form 10-K of Scope Industries;

     2.  Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report; and

     3.  Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report.

Date: September 26, 2002

/s/ Meyer Luskin

Meyer Luskin
President & Chief Executive Officer (Principal Executive Officer)